[PROMISSORY NOTE B]

                                PROMISSORY NOTE

"EFFECTIVE DATE:"   ___________ __, 1999

"BORROWER:"         ____________________

"PRINCIPAL AMOUNT:" _____________ DOLLARS ($____________)

"INITIAL RATE:"     THE RATE OF _______ PERCENT ( %) PER ANNUM [9% TO 14%]

"STATED RATE:"      ________________ PERCENT (     %) PER ANNUM [EQUAL TO THE
                    INDEX RATE DESIGNATED BY LENDER FOR THE SUBJECT LOAN, PLUS
                    THREE TO SEVEN PERCENT (3.00-7.00%)]

"TERMS OF PAYMENT:" PAYMENTS OF ALL ACCRUED INTEREST ON THE OUTSTANDING
                    PRINCIPAL BALANCE OF THIS NOTE SHALL BE DUE AND PAYABLE ON THE FIRST DAY OF EACH MONTH COMMENCING ON _____ 1, 199__ , [THE FIRST DAY OF THE SECOND MONTH FOLLOWING THE EFFECTIVE DATE] AND CONTINUING UNTIL AND INCLUDING THE FIRST DAY OF THE MONTH IMMEDIATELY FOLLOWING THE CONVERSION DATE;
                    ____ (__) CONSECUTIVE INSTALLMENTS OF PRINCIPAL AND INTEREST IN THE PAYMENT AMOUNT (DEFINED BELOW) SHALL BE DUE AND PAYABLE COMMENCING ON THE FIRST DAY OF THE SECOND MONTH FOLLOWING THE CONVERSION DATE, AND CONTINUING ON THE FIRST DAY OF EACH AND EVERY SUCCEEDING MONTH UNTIL AND INCLUDING ______ 1, _____ [THE FIRST DAY OF THE _____(___) MONTH
                    FOLLOWING THE CONVERSION DATE]; A FINAL PAYMENT OF PRINCIPAL AND INTEREST IN THE AMOUNT OF________ DOLLARS ($________), PLUS ANY OTHER UNPAID PRINCIPAL AND INTEREST, SHALL BE DUE AND PAYABLE IN FULL ON THE FIRST DAY OF THE ______ (____) MONTH FOLLOWING THE CONVERSION DATE. AS USED HEREIN, THE TERM "PAYMENT AMOUNT" SHALL MEAN THE AMOUNT OF MONEY NECESSARY TO BE PAID TO PAY THE ENTIRE AMOUNT OF PRINCIPAL OUTSTANDING UNDER THIS NOTE ON THE CONVERSION DATE (AFTER GIVING EFFECT TO ANY ADVANCE MADE ON SUCH DATE), TOGETHER WITH INTEREST ON THE OUTSTANDING PORTION THEREOF AT THE APPLICABLE RATE, IN ________ (___) EQUAL MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST. THE PAYMENT AMOUNT SHALL BE CALCULATED BY LENDER AND SHALL BE DEEMED CORRECT ABSENT MANIFEST ERROR.

"INDEX RATE:"       [THE CURRENT WEEKLY AVERAGE YIELD OF TEN (10)-YEAR U.S.
                    TREASURY CONSTANT MATURITIES (AS PUBLISHED IN FEDERAL
                    RESERVE STATISTICAL RELEASE H.15 [519]) ON THE FRIDAY
                    IMMEDIATELY PRECEDING THE CONVERSION DATE ("T-BILL RATE"),
                    OR SUCH OTHER INDEX RATE DESIGNATED BY LENDER FOR THE
                    SUBJECT LOAN]

"COMPLETION DATE:"  __________ 1, ______ [SAME AS IN LOAN AGREEMENT]

"NO PREPAYMENT
 DATE:" THE FIRST DAY OF THE _____ [1ST - 60TH) MONTH FOLLOWING THE EFFECTIVE DATE.

"PREMIUM FACTOR:"   THE AMOUNT SHOWN ON THE FOLLOWING CHART [BASED ON THE
                    INDEX RATE BEING THE T-BILL RATE] FOR THE MONTH IN WHICH A
                    PREPAYMENT OCCURS:

                         ---------------------------------
                             NUMBER OF MONTHS      PREMIUM
                         REMAINING IN LOAN TERM     FACTOR
                         ---------------------------------
                                120-109              0.070
                         ---------------------------------
                                108-97               0.065
                         ---------------------------------
                                 96-85               0.060
                         ---------------------------------
                                 84-73               0.054
                         ---------------------------------
                                 72-61               0.048
                         ---------------------------------
                                 60-49               0.042
                         ---------------------------------
                                 48-37               0.036
                         ---------------------------------
                                 36-25               0.029
                         ---------------------------------
                                 24-13               0.022
                         ---------------------------------
                              12 OR LESS             0.013
                         ---------------------------------

"MORTGAGE:"         THAT CERTAIN COMMERCIAL _____________ [MORTGAGE OR DEED
                    OF TRUST], SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND
                    RENTS AND FIXTURE FILING, DATED THE EFFECTIVE DATE AND
                    EXECUTED BY BORROWER IN FAVOR OF LENDER, COVERING THE REAL
                    PROPERTY AND OTHER ASSETS (THE "PROPERTY") DESCRIBED
                    THEREIN.

"APPLICABLE STATE:" _____________ [THE STATE WHERE THE PROPERTY IS LOCATED]


(1) FOR VALUE RECEIVED, Borrower, promises to pay to the order of Schlotzsky's Real Estate, Inc., a Texas corporation (sometimes herein referred to as "Schlotzsky's" or "Lender") at Lender's office at 203 Colorado Street, Austin, Texas 78701 Attention: Accounting Department, or at such other address as the holder hereof may from time to time designate in writing, the Principal Amount or so much thereof as may be advanced hereunder, together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon at the interest rates herein provided. This Note is made and accepted pursuant to the provisions of that certain Loan Agreement ("Loan Agreement") of even date herewith between Borrower and Lender. Advances made hereunder shall be made in reliance upon, and subject to, the terms, conditions, representations and warranties set forth in the Loan Agreement.

(2) From the Effective Date until the date (the "Conversion Date") which is the earlier to occur of the Initial Conversion Date (as hereinafter defined) and the Completion Date, this Note shall bear interest at Initial Rate. Commencing on the Conversion Date and continuing until maturity (whether by acceleration or otherwise), this Note shall bear interest at a rate (the "Applicable Rate") equal to the lesser of (a) the Stated Rate or (b) the maximum rate of interest allowed by applicable law; provided, however, if the Initial Conversion Date does not occur on or before the Completion Date, the Applicable Rate shall not be less than the Initial Rate. Each rate of interest which this Note bears shall be computed on the basis of a 365 or 366 day year, as applicable, and shall be compounded monthly. In no event shall any rate of interest which this Note bears ever exceed the highest rate permitted by applicable law. The term "Initial Conversion Date", as used herein, shall mean the latest date upon which both (i) all conditions precedent for the Final Advance (as defined in the Loan Agreement), as set forth in Section 2.8 of the Loan Agreement, have been satisfied and (ii) the Final Advance has been made.

(3)  This Note shall be payable as stated in the Terms of Payment above.

(4) The initial advance of the Loan from Lender to Borrower shall be made on or about the Effective Date. Borrower shall have the right to receive subsequent advances from Lender pursuant to the terms of the Loan Agreement and subject to Borrower's satisfaction of all conditions precedent set forth therein. Each advance shall bear interest at the interest rate described above from and after the date on which Lender disburses such advance. In no event shall Lender have any obligation to make any advance after the Conversion Date or the Completion Date.

(5) If any payment shall not be paid when due and shall remain unpaid for ten business (10) days, Borrower shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less, for the purpose of defraying the expenses incident to handling such delinquent payment.

(6) Upon not less than thirty (30) days advance written notice to Lender at any time after the No Prepayment Date, and upon payment of the Prepayment Premium, Borrower shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the Index Rate from the Conversion Date, to the date on which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid. If the Index Rate is unchanged or has increased from the Conversion Date to the prepayment date, no Prepayment Premium shall be due. If the Index Rate identified herein ceases to be published, then the decrease in the Index Rate will be determined from another source designated by Lender. Anything contained herein to the contrary notwithstanding, prepayment prior to the first day of the sixtieth (60th) month following the Conversion Date will not be permitted.

 (7) If Lender at any time accelerates this Note after an Event of Default (defined below), then Borrower shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule to the maximum extent permitted by applicable law. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which Lender applies to prepayment, nor with respect to Borrower's prepayment of the Note in full during the last three (3) months of the term of this Note unless an Event of Default has occurred. Borrower expressly acknowledges that the Prepayment Premium is not a penalty but is intended solely to compensate Lender for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by Lender.

(8) The Loan is secured, in part, by the Mortgage covering the Property, and by certain other documents executed and delivered in connection herewith (this Note, the Loan Agreement, the Mortgage and such other documents are collectively called the "Loan Documents").

(9) Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Mortgage, the Loan Agreement and the other Loan Documents:

(a) Any failure of or refusal by Borrower to make any payment of principal, interest, or any Prepayment Premium due under this Note when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to Borrower by Lender specifying such failure; or

(b) The occurrence of any event of default under, or the failure to perform or comply with any other provision of, any of the Loan Documents and the continuance of such event of default beyond any applicable cure period provided in the Loan Documents with respect to such event of default.

(10) Upon the occurrence of any Event of Default, Lender shall have the option to declare the entire amount of unpaid principal and interest under this Note immediately due and payable without notice or demand, and Lender may exercise any of its rights under this Note, under the Mortgage, under the Loan Agreement and under the other Loan Documents. After acceleration or maturity, Borrower shall pay interest on the outstanding principal balance of this Note at the rate which is the lower of (i) sixteen percent (16%) per annum or (ii) the maximum interest rate permitted by law.

(11) All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

(12) If this Note is placed in the hands of an attorney for collection, Borrower agrees to pay reasonable attorneys' fees and costs incurred by Lender in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), Lender shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

(13) This Note shall be governed and construed in accordance with the laws of the Applicable State applicable to contracts made and to be performed therein (excluding choice-of-law principles). Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the Applicable State in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

(14) This Note is given in a commercial transaction for business purposes. Lender's obligation to make any loan or advance hereunder shall be deemed to be pursuant to a contract to make a loan or extend debt financing or financial accommodations to Borrower within the meaning of Subsections 365(c)(2) and 365(e)(2)(B) of the Bankruptcy Code of the United States of America.

(15) This Note may be declared due prior to its expressed maturity date in the events, on the terms, and in the manner provided for in the Mortgage.

(16) Borrower and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default (except as specifically provided in Section 9(a) hereof), protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that Lender shall not be required to first institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, even if Borrower is not a party to such agreement; and (v) agree that Schlotzsky's may transfer, assign, or endorse this Note, the Mortgage and the other Loan Documents to another person or entity (a "Subsequent Payee") and, in any such event, Borrower agrees (a) to look only to Schlotzsky's with respect to any claims, demands or liabilities existing or alleged to be existing against Schlotzsky's then or thereafter; and (b) not to assert any claims, demands, defenses, offsets or liabilities against this Note or against any Subsequent Payee which Borrower may then or thereafter have against Schlotzsky's, or as a result of any action or failure to take action by Schlotzsky's.

(17) All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum amount permissible under applicable law, the interest payable to Lender shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. Lender expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between Borrower and Lender.

(18) If Borrower (as identified on the first page hereof) includes more than one individual or entity, the obligations of Borrower hereunder shall be joint and several, and each of such individuals and entities constituting Borrower agrees that Lender, in its discretion, may (a) bring suit against all of them jointly and severally or against any of them, (b) compromise or settle with any of them for such consideration as Lender may deem proper, and
(c) release any of them from liability hereunder, and that no such actions shall impair the rights of Lender against the individuals or entities not so sued, settled with or released.

(19) As used herein, the term "Lender" shall include the successors and assigns of Lender and any subsequent owner and holder of this Note.

(20) THIS NOTE AND THE OTHER LOAN DOCUMENTS WHICH ARE IN EXISTENCE ON THE DATE HEREOF REFLECT THE ENTIRE UNDERSTANDINGS AND AGREEMENTS OF BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER OF THE LOAN DOCUMENTS. ANY AND ALL PRIOR UNDERSTANDINGS AND AGREEMENTS AND ANY AND ALL CONTEMPORANEOUS UNDERSTANDINGS AND AGREEMENTS ARE INCORPORATED IN THE TRANSACTION DOCUMENTS. EXCEPT AS SPECIFICALLY SET FORTH IN THE LOAN DOCUMENTS, THERE ARE NO UNDERSTANDINGS OR AGREEMENTS, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THE LOAN DOCUMENTS. BORROWER UNDERSTANDS THAT LENDER HAS MADE NO COMMITMENT TO RENEW, REFINANCE, EXTEND OR REARRANGE THE LOAN, NOR TO ADVANCE ADDITIONAL FUNDS TO OR ON BEHALF OF BORROWER, EXCEPT (IF AT ALL) AS SPECIFICALLY PROVIDED IN THE LOAN AGREEMENT. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT NO OFFICER, EMPLOYEE, REPRESENTATIVE OF, OR ATTORNEY FOR, LENDER HAS MADE ANY ORAL COMMITMENTS OR REPRESENTATIONS WHICH ARE NOT INCORPORATED IN THE LOAN DOCUMENTS.

     IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN DOCUMENTS SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE LOAN DOCUMENTS MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THE LOAN DOCUMENTS ONLY BY ANOTHER WRITTEN AGREEMENT SIGNED BY BOTH BORROWER AND LENDER.

BORROWER:


----------------------------------